UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2006

Tenthgate Incorporated (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-51059 (State or Other Jurisdiction of Incorporation or Organization)	20-2976749 (IRS Employer Identification No.)

1900 Campus Common Drive, Suite 100 Reston, Virginia 20191 (Address of Principal Executive Offices)

(703) 766-6556 (Issuer’s Telephone Number, Including Area Code)

(Former Name, Former Address and Former Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act.

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On May 1, 2006, the Company approved the issuance of 25,000 shares of restricted common stock to MJ Strategies, LLC pursuant to a Capital Finder Services and Non-Circumvention Agreement. Such shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933 and are restricted in accordance with Rule 144 of the Securities Act of 1933.

On May 1, 2006, the Company approved the issuance of 50,000 shares of restricted common stock to Anslow & Jaclin, LLP for services rendered. Such shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933 and are restricted in accordance with Rule 144 of the Securities Act of 1933.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2006	Tenthgate Incorporated
(Registrant)

By:	/s/ Tim Novak
Name: Tim Novak
	Title:	President

2